SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON D.C. 20549

                                    FORM 8-K

         Pursuant to Section 13 or 15 (d) of The Securities and Exchange Commission Act of 1934

    Date of Report                                    Commission File Number
   October 14, 1997                                           0-15216


                            AUTOCORP EQUITIES, INC.
                     (Formerly Chariot Entertainment, Inc.)


               Nevada                                   87-0522501
       (State of Incorporation)                      (IRS Employer ID#)


      2980 E. Northern Ave Suite B1                        85028
           Phoenix, Arizona                              (Zip Code)
      (Address of principal office)


                                 (602) 482-5737
              (Registrants telephone number including area code)

Item 4. Changes in Registrants Certifying Accountant


         On October 10, 1997, the Company engaged the professional services of Evers and Company, Ltd as its independent accountant to audit the Company's financial statements. Evers and Company, Ltd replaces the Company's previous independent accountant, Crouch & Bierwolf, P.C. This action is not the result of any disagreement or the rendering of any adverse or qualified opinion by Crouch & Bierwolf. The Company has had no independent accountant resign or be dismissed by the Company as a result of any disagreement and nor has the Company received an adverse or qualified opinion during the past two years.



                                   Signature


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated October 14, 1997                  AUTOCORP EQUITIES, INC.
                                        /s/ Stanley F. Wilson
                                        Stanley F. Wilson
                                        Secretary